Registration No. 333-63151

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[   ]

Pre-Effective Amendment No. __

[   ]

Post-Effective Amendment No. 13

[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[   ]

Amendment No. 14

[X]

PRASAD SERIES TRUST

(Exact name of registrant as specified in charter)

8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147

(Address of principal executive offices)

Registrant’s Telephone Number: (877) 772-7231

Rajendra Prasad, 1310 East Ocean Blvd., Unit #1401, Long Beach, CA 90802

(Name and address of agent for service)

Copy to:

Patricia C. Foster, Esq.

Patricia C. Foster, Esq. PLLC

190 Office Park Way

Pittsford, NY 14534

It is proposed that this filing will become effective (check appropriate box):

_X___immediately upon filing pursuant to paragraph (b) of Rule 485.

   60 days after filing pursuant to paragraph (a) of Rule 485.

on (date)  pursuant to paragraph (a) of Rule 485.

{320804:12}

PROSPECTUS

PRASAD GROWTH FUND

July 28, 2009

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(877) 772-7231

http://www.prasad.net

Investment Objective:	Capital Appreciation
Minimum Investment	Initial $1,000
Subsequent $100

Sales Charge:	None
12(b)1 Fee:	None
Exit or Redemption fee:	None

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Investment Objective

The Fund’s investment objective is to obtain capital appreciation.

The Fund’s investment objective is not a fundamental investment policy. The Board of Trustees can change non-fundamental policies without a shareholder vote.

Changes to the Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares; however, the Fund’s Board can change non-fundamental policies without a shareholder vote. The Fund’s investment objective and certain of its investment policies described in the Statement of Additional are non-fundamental policies. Significant policies changes will be described in supplements to this prospectus. Shareholders will receive 60 days advance notice of any change in the Fund’s investment objective and/or its investment policy of investing at least 65% of its total assets in equity securities. A policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Principal Investment Strategies

The Fund seeks its investment objective principally by investing at least 65% of its total assets in equity securities.  Equity securities are common stocks and preferred stocks and securities convertible into or exchangeable for common stocks or preferred stocks Exchange Traded Funds (ETFs) and Closed End Funds .  The Fund may invest in companies of any size.

The Fund’s Adviser emphasizes a “growth” style of investing.  In selecting equity securities, the Adviser will seek to invest in companies which have high earnings growth rates and which currently demonstrate superior long term capital appreciation relative to other equity securities and the NASDAQ Composite and S&P 500.

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market mutual funds, high-quality short-term debt securities and money market instruments.  The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require.  The Fund engages in active and frequent trading of portfolio securities.

The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.

The Fund reserves the flexibility to invest 10% of its assets in Closed End Funds. The Fund reserves the flexibility to invest 100%  of  its assets in ETFs.  At the time of investment, the Fund will limit its investments in any single ETF to 3% of the acquired fund’s voting securities, or together with other funds and companies controlled by Prasad Series Trust, will limit to 10% of the acquired fund’s voting securities. ETFs that have obtained exemptive orders (relieving them of such limits) may sell shares without regard to those limits, provided that they comply with the conditions set forth in those orders. The Fund will comply with applicable regulatory changes in connection with such investments.

Main Risks

(For details, please read the Statement of Additional Information, which is available at the website WWW.PRASAD.NET or upon request).

General Risks.  Investing for capital appreciation ordinarily exposes capital to added risk.  Shares of the Fund are intended for you only if you are able and willing to take such risk.  There can be no assurance that the Fund’s investment objective will be attained.  The Fund’s share price may decline and you could lose money.

Stock Market Risks.  The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund’s share price is likely to decline in value.

Growth Stock Risks.  There is no assurance that the Fund’s “growth” style of investing will achieve its desired result.  In fact, the Fund may decline in value as a result of emphasizing this style of investing.  “Growth” stocks generally are more expensive relative to their earnings or assets than other types of stocks.  Consequently, these stocks are more volatile than other types of stocks.  In particular, growth stocks are very sensitive to changes in their earnings.  Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund’s share price.

Non-Diversification.  The Fund is a “non-diversified” fund.  The Fund is considered “non-diversified” because, compared to other funds, a higher percentage of the Fund’s assets may be invested in the shares of a limited number of companies.  The Fund’s portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a “diversified” fund.

Portfolio Turnover.  A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.  Whenever practicable, the Fund employs discount brokerage firms to reduce commissions.

Short Selling Risks.  Since short selling can result in profits when stock prices generally decline, the Fund in this manner can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market.  However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value.  When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes.  Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of a mutual fund that does not engage in short sales.

Risks of Closed-End Funds and ETFs . The price of a closed-end fund or ETF can fluctuate within a wide range, and the Fund could lose money investing in a closed-end fund or ETF if the prices of the securities owned by the closed-end fund or ETF go down. In addition, (1) the market price of the shares of the closed-end fund or ETF may trade at a discount to their net asset value; (2) an active trading market for the shares of the closed-end fund or ETF may not develop or be maintained; or (3) trading of the shares of the closed-end fund or ETF may be halted if the listing exchange’s officials deems such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. In addition, the closed-end funds or ETFs in which the Fund invests may have substantial investments in foreign securities, which can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the closed-end funds or ETFs to decline, the Fund’s share price will decline. Leveraged ETFs and Inverse ETF may add more risk if the market moves in the opposite direction.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a one-year period, a five-year period and the life of the Fund compared to those of a broad-based securities market index.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The total return of the Fund for the period from January 1, 2008 through   December 31, 2008 was – 7.42%.

During the period from the inception of the Fund through December 31, 2008, the highest return for a quarter was 85.04% (quarter ended December 31, 1999) and the lowest return for a quarter was -29.67% (quarter ended June 30, 2000).

AVERAGE ANNUAL TOTAL RETURNS (1)

(For the periods ended December 31, 2008 )

	1 Year	5 Years	Life of Fund(2)
Return Before Taxes	-7.42%	0.27%	-1.31%
Return After Taxes on Distributions	-7.43%	0.26%	-2.88%
Return After Taxes on Distributions and Sale of Fund Shares	-4.82%	0.22%	-1.91%
S & P 500 INDEX	-37.00%	-2.18%	1.46%
NASDAQ Composite Index	-40.54%	-4.67%	-3.24%

(1)

The Fund’s returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares of the Fund.   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance of the Fund’s shares is compared to that of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and that of the NASDAQ Composite, an unmanaged index which includes all domestic and international based common type stocks listed on The NASDAQ Stock Market.  Performance of the indices includes reinvestment of income, but does not reflect fees, expenses or taxes.  The Fund’s investments vary from those in the index.

(2)

The Fund commenced operations on November 23, 1998.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund).

Management Fees	1.50%
Redemption Fees	0.00%[1]

Other Expenses Maximum Total Acquired Fund Fees and Expenses	0% 0.566%2
Maximum Total Annual Fund Operating Expenses	2.066%

1 A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $20.00 as of the date of this Prospectus (subject to change without notice).

2 When the Fund invests in other funds there are indirect costs like their management fees.

The Fund may invest up to 100% of its assets in ETFs and up to 10% in closed end funds. The average expense ratio for all ETFs in the Morningstar database is 0.52%. The average expense ratio for several closed end funds is 0.98%

The total Annual Fund Operating Expenses may vary from 1.50% to 2.066% depending on whether the Fund is invested in ETFs or Closed-End Funds or both, what percentage of the total assets are invested in them and for how long. If the Fund invests 10% in closed end funds and 90% in ETFs, the maximum acquired fund fees and expenses on an annual basis would be 0.566% and the total annual Fund operating expense would go to 2.066%. If the Fund invests 0% in closed end funds and 100% in ETFs the maximum acquired fund fees and expenses would be 0.52% and total annual Fund operating expense would go to 2.02%. If the Fund invests 10% in closed end funds and in no ETFs, the maximum acquired fund fees and expenses would be 0.098% and the total annual expenses of the Fund would go to 1.598%.

*

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

$210	$648	$1,111	$2,396

HOW TO PURCHASE SHARES

Shares may be purchased by any investor without a sales charge.  A minimum initial investment of $1,000 is required to open an account with subsequent minimum investments of $100.  Investment minimums may be waived at the discretion of the Fund.

Shareholders Accounts

When a shareholder invests in the Fund, Mutual Shareholder Services LLC (“Mutual Shareholder Services”), the Transfer Agent for the Fund, will establish an open account to which all full and fractional shares will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent.  Stock certificates will be issued for full shares only when requested in writing.  Each shareholder is notified of the status of his account following each purchase or sale transaction.

Initial Purchase

The initial purchase may be made by personal check or by wire from the investor’s account in the following manner:

By Check.  The Account Application which accompanies this Prospectus should be completed, signed, and, along with a personal check for the initial investment payable to Prasad Series Trust, mailed to:  Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.  The Fund will not accept cash, cashier’s checks, money orders, credit card convenience checks or third party checks.

By Wire.  In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to:  US Bancorp, ABA #042 000 013, for further credit to Account No. 130100789440, Prasad Growth Fund.  Also provide the shareholder’s name and account number.  In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at (877) 772-7231.  The investor’s bank may charge a fee for the wire transfer of funds.  The Fund will not accept third party wire transfers.

Subsequent Purchases

Investors may make additional purchases in the following manner:

By Check.  Checks made payable to Prasad Series Trust should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147

.

By Wire.  Funds may be wired by following the previously discussed wire instructions for an initial purchase.

By Telephone.  Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder’s account in the Fund on the preceding day for which payment has been received, by telephoning Mutual Shareholder Services, at (877) 772-7231 and identifying their account by number.  Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund.  A confirmation will be mailed and payment must be received within 3 business days of date of purchase.  If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder’s account to reimburse the Fund for the loss.  Payment may be made by check or by wire.  The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder’s account.  This telephone purchase option may be discontinued without notice.

Price of Shares

The price paid for shares of the Fund is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of  your purchase order in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt by the Transfer Agent of telephone instructions.  Net asset value per share is computed as of the close of business each day the New York Stock Exchange (NYSE) is open for trading and on each other day during which there is a sufficient degree of trading in the Fund’s investments to affect materially net asset value of its redeemable securities.  The  NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier than that on some days.  All references to time in this Prospectus are to “Eastern Time”.

The assets of the Fund are valued primarily on the basis of market quotations.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Circumstances under which the Fund will utilize fair value pricing include, among others, situations in which the exchange on which a portfolio security is traded closes early and situations in which trading in a particular portfolio security was halted during trading hours and did not resume prior to the Fund’s net asset value calculation.  The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

Other Information Concerning Purchase of Shares

The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons.  If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs.  If you are already a shareholder, the Fund can redeem shares from your account to reimburse itself for any loss.  The Adviser has agreed to hold the Fund harmless from net losses to the Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor.  For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or certified check.

HOW TO REDEEM SHARES

You can redeem some or all of your shares of the Fund on any regular business day. Shares of the Fund will be redeemed at the net asset value per share of the Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent.  See “Price of Shares.” Because the net asset value of the Fund’s shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares.  Redemption proceeds will be mailed to the shareholder’s registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder’s pre-designated account at a domestic bank.  The shareholder will be charged for the cost of such wire.  If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check).  This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier’s check or by wire transfer.

Redemption by Mail

You can redeem shares of the Fund by mail by writing directly to the Funds’ Transfer Agent, Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.  The redemption request must be signed exactly as the shareholder’s name appears on the registration form, with the signature guaranteed, and must include the account number.  If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee.  Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians.  A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent.  A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (877) 772-7231.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public is not an acceptable guarantor.  The Fund may in its discretion waive the signature guarantee in certain instances.

Redemption by Telephone

Shares may be redeemed by telephone by calling Mutual Shareholder Services at (877) 772-7231 between 9:00 A.M.  and 4:00 P.M.  Eastern Time on any day the New York Stock Exchange is open for trading.  An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Fund at (877) 772-7231. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption.  The Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine.  If the Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.  Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent.  The Transfer Agent and the Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice.  The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

A shareholder who requests that the proceeds of a redemption of $5,000 or more be sent by wire transfer will be charged for the cost of such wire, which is $20.00 as of the date of this Prospectus (subject to change without notice).

The Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund’s Investment Adviser, the Fund could be affected adversely by immediate payment.  In addition, the right of redemption for the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the Fund’s shareholders.

Due to the high cost of maintaining accounts, the Fund has the right to redeem, upon not less than 30 days’ written notice, all of the shares of any shareholder if, through redemptions, the shareholder’s account has a net asset value of less than $1,000.  A shareholder will be given at least 30 days’ written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

Abusive Trading Practices

In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies.  It is the Fund’s policy to reject purchases where excessive short-term or other abusive trading practices are detected.  Certain accounts (“omnibus accounts”) include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  While the Fund monitors for excessive short-term or other abusive trading practices, there can be no guarantee that the Fund will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

INVESTMENT MANAGEMENT

The Investment Adviser

Since its inception in 1998, the Fund has retained as its investment adviser Mutual Funds Leader, Inc. (the “Adviser”), 1310 East Ocean Blvd., #1401, Long Beach, California 90802, an investment management firm founded in 1998.

Subject to the oversight of the Fund’s Board of Trustees, the Adviser manages the Fund’s assets, including buying and selling portfolio securities.  The Adviser also furnishes office space and certain administrative services to the Fund, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.

The Adviser receives from the Fund as compensation for its services an annual fee of 1.5% of the Fund’s net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Fund and the Adviser is available in the Fund’s Semiannual Report to Shareholders dated 9/30/2008.

Portfolio Manager

Rajendra Prasad, M.D. has been the portfolio manager of the Fund since its inception in 1998.  Dr. Prasad is a physician who devotes approximately 20 hours per week to a part-time medical practice, primarily during hours when the New York Stock Exchange is closed for business.  He personally was registered as an investment advisor under the Investment Advisors Act of 1940 from 1992 to 1998 when he founded the Adviser and the Fund.  From 1993 to 1999, he published a monthly newsletter, “The Mutual Funds Leader,” which sought to guide investors in selecting mutual funds.  Prior to the inception of the Fund in 1998, neither the Adviser nor Dr. Prasad had any prior experience in advising mutual funds.

The Statement of Additional Information provides additional information about the portfolio manager’s (i) compensation, (ii) other accounts managed and (iii) ownership of securities in the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually.  Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares.  Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain.  Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns.  Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund.  Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains.  Generally, distributions from the Fund are expected to be primarily capital gains distributions.  Redemptions and exchanges are taxable sales.  Please consult your tax adviser regarding your federal, state, and local tax liability.

GENERAL INFORMATION

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the Fund’s securities and cash.  Mutual Shareholder Services LLC, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147, is the Fund’s Transfer, Redemption and Dividend Distributing Agent.

Sanville & Company, Certified Public Accountants, 1514 Old York Road, Abington, PA 19001, have been appointed as independent registered public accounting firm for the Fund.

The firm of Patricia C. Foster, Esq. PLLC, is legal counsel to the Fund.

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The Financial Highlights T able is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  The table includes selected per share data and ratios for a share outstanding throughout each of the years   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the  years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006 has been audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report , which is available upon request.  The information for the years ended March 31, 2005 and March 31, 2004 was audited by other auditors.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period:

	For the Years Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Net Asset Value, at Beginning of Year	$ 5.55	$ 4.85	$ 6.26	$ 4.94	$ 5.15

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	0.02	(0.03)	(0.02)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.03)	0.68	1.38)	1.34	0.19)
Total from Investment Operations	(1.05)	0.70	1.41)	1.32	0.21)

Distributions from net investment income	0.00 †	0.00	0.00	0.00	0.00
Distributions from realized gains	0.00	0.00	0.00	0.00	0.00

Total Distributions	0.00 †	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 4.50	$ 5.55	$ 4.85	$ 6.26	$ 4.94

Total Return **	(18.87)%	14.43%	(22.52)%	26.72%	(4.08)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 581	$ 725	$ 732	$ 1,144	$ 932
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.38)%	0.37%	(0.52)%	(0.28)%	(0.31)%
Portfolio Turnover	1881%	1488%	976%	731%	677%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

† Amount calculated is less than $0.005.

PRIVACY POLICY

In the course of doing business with Prasad Series Trust, you share personal and financial information with us.  We treat this information as confidential and recognize the importance of protecting access to it.

Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone.  For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us.  On occasion, such information may come from consumer reporting agencies and those providing services to us.

Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.  We may share that information with companies that perform services for Prasad Series Trust.  When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information

We maintain physical, electronic, and procedural safeguards to protect your personal information.  Within Prasad Series Trust, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services.

PRASAD GROWTH FUND

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(877) 772-7231

Prasad Growth Fund (the “Fund”) is a non-diversified portfolio of Prasad Series Trust (the “Trust”) an open-end management investment company. This Statement of Additional Information is not a prospectus. It contains additional information about the Fund and supplements information in the Prospectus dated .  July 28, 2009. It should be read together with the Prospectus. You can obtain a copy of the Fund’s Prospectus by writing to the Fund’s Transfer Agent at 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling the Transfer Agent at the toll-free number shown above.

The date of this Statement of Additional Information is July 28, 2009.

[Back Cover]

TABLE OF CONTENTS

Page

PRASAD GROWTH FUND

1

RISK/RETURN SUMMARY

2

FEES AND EXPENSES OF THE FUND

4

HOW TO PURCHASE SHARES

4

HOW TO REDEEM SHARES

6

INVESTMENT MANAGEMENT

7

DIVIDENDS, DISTRIBUTIONS AND TAXES

8

GENERAL INFORMATION

8

FINANCIAL HIGHLIGHTS

9

PRIVACY POLICY

9

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information.  Additional Information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information dated  July 28, 2009. This document includes additional information about the Fund’s investment policies, risks and operations.  It is incorporated by reference into this Prospectus (which means that it is legally part of this Prospectus).

Annual and Semi-Annual Reports.  Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to shareholders.  The annual report contains a discussion of market conditions and investment strategies that affected each Fund’s performance during its last fiscal year.

How to Get More Information.

To obtain the Statement of Additional Information (“SAI”) without charge, call the Fund at (877) 772-7231.  You may also call this number to request the Fund’s Annual Report, to request the Fund’s Semi-Annual Report, to request other information about the Fund, and to make shareholder inquiries.  The Fund makes available its SAI and Annual and Semi-annual reports, free of charge, on the Fund’s internet site at www.prasad.net.  In addition, within 60 days after the end of each fiscal quarter, the Fund will provide on this internet site a list of its top portfolio holdings as of the end of such fiscal quarter.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C., and information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090.  Information about the Fund is also available on the EDGAR Database on the Sec’s internet site at www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

Prasad Series Trust

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(877) 772-7231

Investment Company Act File No: 811-8993

STATEMENT OF ADDITIONAL INFORMATION

PRASAD GROWTH FUND

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(877) 772-7231

Prasad Growth Fund (the “Fund”) is a non-diversified portfolio of Prasad Series Trust (the “Trust”) an open-end management investment company. This Statement of Additional Information is not a prospectus. It contains additional information about the Fund and supplements information in the Prospectus dated July 28, 2009. It should be read together with the Prospectus. You can obtain a copy of the Fund’s Prospectus by writing to the Fund’s Transfer Agent at 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling the Transfer Agent at the toll-free number shown above.

The date of this Statement of Additional Information is July 28, 2009.

{320804:12}

TABLE OF CONTENTS

CAPTION

PAGE

Fund History

3

Investments and Risks

3

Management of the Fund

7

Ownership of Shares

9

Investment Advisory and Other Services

10

Brokerage Allocation

12

Capital Stock and Other Securities

12

Purchase, Redemption and Pricing of Shares

12

Taxation of Fund

13

Performance

13

Proxy Voting Policy

13

Financial Statements

14

{320804:12}

FUND HISTORY

The Trust was organized as a business trust under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated July 31, 1998.

INVESTMENTS AND RISKS

Classification

The Fund is a non-diversified portfolio of the Trust, which is an open-end management investment company.

Investment Strategies and Risks

The Fund has an investment objective of obtaining capital appreciation.  The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading “Risk/Return Summary.”

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Options.  The Fund may invest up to 5% of its assets in put and call options which trade on securities exchanges.  Such options may be on individual securities or on indexes.  A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price.  If the market value of the underlying security or index declines, the value of the put option would be expected to rise.  If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund.

A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price.  If the market value of the underlying security or index rises, the value of the call option would also be expected to rise.  If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund.

Warrants.  The Fund may invest up to 5% of its net assets in warrants, which are options to purchase a specified security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time.  If the market value of the underlying security remains the same or declines, the warrant could lose all of its value, resulting in a loss to the Fund.

Futures Contracts.  For the purpose of hedging the Fund’s investment in equity securities or its cash position, the Fund may invest up to 5% of its net assets in futures contracts for the purchase or sale of specific securities or stock indexes.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures are generally bought and sold on commodity exchanges.

There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.  Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market price of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

Short Sales.  The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.

Since short selling can result in profits when stock prices generally decline, the Fund in this manner can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market.  However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value.  When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes.  Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent that the net asset value of a mutual fund that does not engage in short sales.

No short sales will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund’s net assets.  The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 2% of the value of the Fund’ net assets or 2% of the securities of any class of the issuer.  In addition, to secure the Fund’s obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale).  The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short or the market value of the securities at the time they were sold short.  The Fund may make short sales “against the box”, i.e., sales made when the Fund owns securities identical to those sold short.

Closed-End Funds  The Fund may also invest up to 10% of its assets in shares of closed-end investment companies (also known as “closed-end funds”) having portfolios consisting primarily of equity securities.   The Fund may not invest more than 5% of its assets in any one closed-end fund. Closed-End Fund shares may be bought and sold at any time during market hours.  In general, they have minimal marketing expenses and low turnover and thus have relatively low expense ratios.

Exchange Traded Funds. The Fund may also invest up to 100% of its assets in the shares of Exchange Traded Funds (ETFs). ETFs are baskets of securities that are traded like individual stocks on stock exchanges. In April of 2009 there are over 700 ETFs representing over 36 industry groups and over 42 countries investing via American Depository Receipts (ADRs). Many of the ETFs are highly liquid and so have low bid/ask spreads. ETFs do not charge loads or 12-b1 fees. ETFs are priced continuously through the trading day and so we know precisely what the shares cost us and we can buy and sell them instantly at any time of the day. Variety of  ETFs are available like leveraged and inverse. They have low expense ratios. ETFs spread the risk over a basket of stocks.

An equity index ETF seeks to replicate the performance of a particular market index for example S & P 500 or NASDAQ 100 .  Investors who wish to buy or sell ETF shares trade them on exchange like American Stock Exchange, a process similar to buying and selling of any other listed stock. The price of an ETF typically resembles but is independent of the net asset value of the fund. ETFs seek to track the performance of specific industry sectors or broad market indexes by investing primarily in the constituent equity securities of those indexes.

ETFs offer investors an opportunity to invest in different sectors such as banks, energy, healthcare, telecommunication, utility, etc. In addition, country specific ETFs create an opportunity for investors to invest in securities issued by companies located in specific countries.

Holding Company Depository Receipts (HOLDRs) represent beneficiary ownership in a fixed basket of stocks that are held in a corresponding grantor trust. HOLDRs can be purchased and sold in increments of 100 shares on the American Stock Exchange like any other listed stocks. Each HOLDR is composed initially of twenty stocks chosen by Merrill Lynch & Co, the fund sponsor.

Equity closed-end growth ETFs invest in common and preferred stocks of domestic or international companies.  These funds may emphasize current income,  capital appreciation or a combination of the two. These funds may build portfolios that consist of stocks issued by a broad range of companies, diversified across the industries, geographies and economic sectors, or they can focus on specific investment styles such as large-cap, small-cap, growth or value. Some of these funds may leverage their assets through the issuance of preferred stock, or hedge their portfolio through the use of options and futures.  International funds focus primarily on investments in developed nations, while emerging market funds focus primarily on investments in developing nations.

Risks of Closed-End Funds and ETFs.  The price of a closed-end fund or ETF can fluctuate within a wide range, and the Fund could lose money investing in a closed-end fund or ETF if the prices of the securities owned by the closed-end fund or ETF go down.  In addition, (1) the market price of the shares of the closed-end fund or ETF may trade at a discount to their net asset value; (2) an active trading market for the shares of the closed-end fund or ETF may not develop or be maintained; or (3) trading of the shares of the closed-end fund or ETF may be halted if the listing exchange’s officials deems such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  In addition, the closed-end funds or ETFs in which the Fund invests may have substantial investments in foreign securities, which can involve additional risks relating to political, economic or regulatory conditions in foreign countries.  These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.  All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.  In addition, foreign markets can perform differently than the U.S. market.  If these factors cause the net asset values of the closed-end funds or ETFs to decline, the Fund’s share price will decline.

Leveraged ETFs are funds in which the returns of the fund are double or more of the underlying index. For example, if an ETF is up 10% in a given year, then the leveraged ETF for the same index will be 20% or more depending on the particular ETF bought. At the same time leverage can work against the FUND if the particular index goes in the opposite direction making the risk higher than one to one. Inverse ETFs are funds that move in the opposite direction of the underlying index. So if the FUND buys inverse S & P 500 index fund and if S & P 500 index goes down, the inverse ETF will go up resulting in profit. On the other hand if S & P 500 goes up, the inverse ETF will go down resulting in loss. Brokerage fees have to be paid for buying and selling ETFs and Closed-End Funds.

Fund Policies

The Fund has adopted the following fundamental investment policies and restrictions.  These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund.  As defined in the Act, the “vote of a majority of the outstanding voting securities” of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.  Except as set forth in the Prospectus or this Statement of Additional Information, the Fund may not:

1.

Invest more than 25% of the value of such Fund’s total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

2.

Purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund’s net assets would be invested in securities that are not readily marketable.

3.

With respect to 50% of the total assets of the Fund, purchase a security of any issuer (other than cash, money market mutual funds and obligations issued or guaranteed by the United States Government, its agencies and instrumentalities) if such purchase would cause the Fund’s holdings of that issuer to amount to more than 5% of the Fund’s total assets.

4.

Invest more than 25% of the value of its assets in a single issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

5.

Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition.

6.

Invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 1% of the total outstanding voting stock of such closed-end company.

7.

Invest more than 10% of the Fund’s net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

8.

Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited.

9.

Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund’s net assets; or pledge the Fund’s securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

10.

Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

11.

Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund’s net assets would be invested in premiums on put and call options, combinations thereof or similar options.

12.

Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

13.

Invest for the purpose of exercising control or management of another issuer.

14.

Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

15.

Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

16.

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

17.

Issue senior securities as defined in the Act.

18.

Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

MANAGEMENT OF THE FUND

The Board of Trustees is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders.  The day-to-day operations of the Fund are conducted by its officers.  The following table provides biographical information with respect to each current Trustee and officer of the Fund.  Each Trustee who is or may be deemed to be an “interested person” of the Fund, as defined in the Act, is indicated by an asterisk.  Rajendra Prasad is an interested person by reason of his position as President and controlling shareholder of the Investment Adviser.  There are no committees of the Board.

Name, Address and Age	Position Held With the Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Director-ships Held by Trustee

Rajendra Prasad, M.D.* 1310 East Ocean Blvd., #1401 Long Beach, CA 90802 Age: 63	Chairman and Trustee	Since 1998	Portfolio manager for Prasad Growth Fund. Physician in private practice.	1	1
Manu Hinduja 17082 Greentree Lane Huntington Beach, CA 92649 Age: 58	Trustee	Since 2006	Director, GRS Service, Inc.; Director, Huntington Resources, Inc.	1	2
Ratan Lalchandani 6823 Alta Vista Dr Rancho Palos Verdes, CA 90275 Age 65	Trustee	Since February, 2003	Retired; Chief Information Officer, AppleCare Medical Management until 2004.	1	0

(1)

Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

No officer, director or employee of Mutual Funds Leader Inc. (the “Adviser”) receives any compensation from the Trust for serving as an officer or Trustee of the Trust.  In addition, no Trustee who is not an officer, director or employee of the Adviser receives any compensation for serving as such.  The fees paid to the incumbent Trustees for the fiscal year ended March 31, 2009, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

COMPENSATION TABLE

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustee

Manu Hinduja	$0	$0	$0	$0
Rajendra Prasad	$0	$0	$0	$0
Ratan Lalchandani	$0	$0	$0	$0

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of   July 24, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Rajendra Prasad	Over $100,000	Over $100,000

Manu Hinduja	None	None

Ratan Lalchandani	None	None

*Based on July 24, 2009 net asset value of $5.94 per share.

The Fund and the Investment Advisor have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act.  The code permits personnel to invest in securities, including securities that may be purchased or held by the Fund.

PRINCIPAL  SHAREHOLDERS

As of   July 24, 2009, the following persons were known by the Fund to be the beneficial owners of more than 5% of the shares of the Fund:

Name and Address	Percentage of Ownership
Advanced Clearing Corp. 4211 S. 102nd Street Omaha, NE 08103-2226	8.61%

Rajendra Prasad IRA 1310 East Ocean Blvd., #1401 Long Beach, CA 90802	16.98%

Coast Hematology Oncology PSPP 2690 Pacific Ave., Ste. 260 Long Beach, CA 90806	15.95%

*Rajendra Prasad may be deemed to “control” the Fund as a result of his positions with the Investment Adviser.

As of  July 24, 2009 all officers and Trustees as a group beneficially owned 21,367 shares, constituting $126,899 of the outstanding shares of the Fund.  The Trustees and Officers of the Fund as a “group” may be deemed to control the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Mutual Funds Leader, Inc. is the investment adviser for the Fund (the “Adviser”).  Rajendra Prasad is the president and a principal shareholder of the Adviser and, therefore, is deemed to be in control of the Adviser.

As compensation for the Adviser’s services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1.5% of the net assets of the Fund.  For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Adviser received management fees from the Fund in the amounts of $10,388, $11,258 and $12,818 respectively.

Subject to the oversight of the Fund’s Trustees, the Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund.  The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions.  In addition, the Adviser furnishes office facilities and clerical and administrative services, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.  In addition, subject to the direction of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the business affairs of the Fund.

Brokerage fees and commissions, taxes, interest and extraordinary expenses are paid by the Fund.

Other Service Providers

The Fund has entered into an Administration Agreement with Mutual Shareholder Services LLC (“MSS”), pursuant to which MSS has agreed to act as the Fund’s Transfer, Redemption and Dividend Disbursing Agent.  As such, MSS maintains the Fund’s official record of shareholders and is responsible for crediting dividends to shareholders’ accounts. In consideration of such services, the Adviser pays MSS an annual fee, paid monthly, equal to $9.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state’s securities laws, plus out-of-pocket expenses.  In addition, the Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $21,000 for the first $25,000,000 in net assets, $10,500 for the next $25,000,000 in net assets and $5,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses.  These fees are paid by the Adviser.  For the fiscal year ended March 31, 2008 , the Adviser paid MSS fees under the Administration Agreement and the Accounting Services Agreement in the amount of $10 ,605 .

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund’s custodian.  As custodian, US Bank maintains custody of the Fund’s cash and portfolio securities.

Sanville & Company, certified public accountants located at 1514 Old York Road, Abington, PA  19001, has been selected as for the Fund.  In such capacity, Sanville & Company periodically reviews the accounting and financial records of the Fund and examines its financial statements.

PORTFOLIO MANAGER

Other Accounts Managed

Rajendra Prasad is the portfolio manager of the Fund.  As of March 31, 2009 ,  Mr. Prasad was primarily responsible for the day-to-day management of the portfolios of the following accounts other than the Fund:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	1	$814,136

In addition to his responsibilities for the day-to-day management of the Fund’s portfolio, Dr. Prasad manages one additional portfolio. The Portfolio Manager’s dual roles could result in conflicts of interest between his responsibilities to the Fund and his responsibilities to the additional portfolio. Such conflicts could occur whether the investment objectives and strategies of the additional portfolio are the same as, or different, from, the Fund’s investment objectives and strategies. However, the potential for such conflicts is lessened where, as here, the investment objectives and strategies of the additional portfolio are different from those of the Fund.   For example, the Portfolio Manager does not have a need to allocate investment opportunities between the Fund and the additional portfolio because the securities eligible for purchase by the other portfolio are not eligible for purchase by the Fund.  Neither the Fund nor the other portfolio compensates the Adviser for its services in the form of a performance fee.  The Advisor’s compliance procedures and Code of Ethics recognize the Adviser’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another.  It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.   None of the fees on these accounts is based on performance.

Compensation

D r. Prasad does not receive any compensation from the Adviser for services he performs for the Adviser.

Ownership of Shares

As of March 31, 2009,   Dr. Prasad beneficially owned shares in the Fund having a dollar value between $100,000-$150,000.

DISCLOSURE OF PORTFOLIO HOLDINGS

Generally, the Fund discloses its portfolio holdings only (i) in annual and semi-annual reports to shareholders, (ii) in Form NQ filings made with 60 days after the end of each fiscal quarter with the Securities and Exchange Commission and (iii) on the Fund’s internet site www.prasad.net within 60 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter.  The Fund will update the web-site within one business day after completing the quarterly NQ filing containing the same information.

In addition to portfolio holdings disclosures made to the public, the Fund provides portfolio information to third party service providers.  As of the date of this Statement of Additional Information, these persons are limited to the Fund’s accounting and transfer agent, Mutual Shareholder Services (full portfolio daily, no lag), custodian, U.S. Bank, N.A. (full portfolio daily, no lag), , independent public accounting firm, Sanville & Company (full portfolio semi-annually, 15 day lag), and printer (full portfolio, semi-annually, 45 day lag).  When authorized by the Chairman of the Fund, portfolio holdings information may be given more frequently than as just described to third party Fund service providers.  Also, on occasion the Fund may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings.  The Fund does not believe that disclosure of portfolio information as described in this paragraph creates any conflict between the interests of Fund shareholders and the interests of the Adviser (or its affiliates).  Any potential conflicts of interest which may arise will be resolved by the Board of Trustees in the best interests of Fund shareholders.  The entities to whom the Fund provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed and refrain from trading on such information.  Neither the Fund nor the Advisor (nor its affiliates) receives any compensation in connection with disclosure of information to these parties.

These Fund policies and procedures will be reviewed by the Board of Trustees on an annual basis, for adequacy and effectiveness, in connection with the Funds’ compliance program under Rule 38a-1 under the Investment Company Act.  In addition, the Chairman will make a quarterly report to the Board of Trustees regarding compliance with these policies and procedures.

BROKERAGE ALLOCATION

Decisions to buy and sell securities for the Fund are made by the Adviser subject to .periodic review and continuing oversight by the Fund’s Trustees.  Portfolio transactions for the Fund are effected by or under the supervision of the Adviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is the Fund’s policy to seek the best overall terms available.  The Investment Advisory and Administration Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In addition, the Investment Advisory and Administration Agreement authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

The Fund’s Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.  It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised.  Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts.  T he Adviser’s fee under the Investment Advisory and Administration Agreement is not reduced by reason of the Adviser’s receiving such brokerage and research services.

During the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007 the aggregate amount of brokerage commissions paid by the Fund   $9,266 $8,882 and $7,725  respectively.

CAPITAL STOCK AND OTHER SECURITIES

The Declaration of Trust provides for the issuance of an unlimited number of authorized shares of beneficial interest in the Fund.  Shareholders are entitled to one vote for each full and fractional share on such matters as shareholders are entitled to vote.

Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable.  Shares of the Fund have no preemptive, subscription or conversion rights.  The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The information pertaining to the purchase and redemption of the Fund’s shares appearing in the Prospectus under the captions “How To Purchase Shares” and “How To Redeem Shares” is hereby incorporated by reference.

The price paid for shares of the Fund is the net asset value per share next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions.  Net asset value per share is computed as of the close of business (currently 4:00 P.M., New York time) each day the NYSE is open for trading and on each other day during which there is a sufficient degree of trading in the Fund’s investments to affect materially net asset value of its redeemable securities.  The  NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier than that on some days.  All references to time in this Statement of Additional Information are to “Eastern Time”.

For purposes of computing the net asset value per share of the Fund, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis  of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees.  Options having neither a closing bid nor last sale price on the valuation date are priced at zero.  Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair market value of short-term securities with maturities of 60 days or less shall be their amortized cost.  All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.

TAXATION OF THE FUND

The Fund intends to qualify each year as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification as a regulated investment company will result in the Fund’s paying no taxes on net income and net realized capital gains distributed to shareholders.  If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

Statements as to the tax status of each shareholder’s dividends and distributions will be mailed annually by the Fund’s transfer agent.  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

PERFORMANCE

From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return.  Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of the Fund’s dividends and capital gain distributions are reinvested.  A cumulative total return reflects the Fund’s performance over a stated period of time.  An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period.  Because average annual returns tend to smooth out variations in the Fund’s returns, it should be recognized that they are not the same as actual year-by-year results.

Performance may be compared to well-known indices such as the Dow Jones Industrial Average, S&P 500, NASDAQ Composite or alternative investments such as Treasury Bills.  Also, the Fund may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Bloomberg or Morningstar, Inc.

All performance information is historical in nature and is not intended to represent or guarantee future results.  The value of Fund shares when redeemed may be more or less than their original cost.

Further information about the performance of the Fund is contained in the Fund’s Annual Report to Shareholders which may be obtained from the Fund without charge.

PROXY VOTING POLICY

The Fund has adopted a Proxy Voting Policy setting forth the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities.  A copy of this Proxy Voting Policy is attached to this Statement of Additional Information.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Funds at (877) 772-7231 or on the Funds’ internet site at www.prasad.net and (2) on the SEC’s internet site at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements as presented in the March 31, 2009 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference.  The financial statements included in the Annual Report for the year ended March 31, 2009 have been audited by Sanville & Company, whose report thereon appears in the Annual Report.  You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information or by visiting the Funds’ internet set at www.prasad.net. The Fund’s Annual Report to the shareholders was filed with SEC on May 28, 2009.

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PROXY VOTING POLICY

Prasad Series Trust (the “Fund”)

Mutual Funds Leader Inc. (the “Adviser”)

We have adopted this voting policy which we believe is reasonably designed to ensure that we vote proxies in the best interests of the Fund and its shareholders, consistently with stated investment objectives.

We use what we believe are reasonable efforts to identify circumstances in which there is a conflict of interest in voting proxies between the interests of Fund shareholders, on the one hand, and those of the Advisor or any affiliated person of the Advisor, on the other hand.

Where there is no relevant, inconsistent stated investment objective, we vote proxies relating to the following substantive matters as described with respect to each matter listed below.  Where a proxy proposal is presented which is not listed below, we will vote in accordance with the most similar applicable policy which is stated below, or on a case-by-case basis in the manner which we believe will maximize the client’s investment return.  if we have identified a conflict of interest and have no general proxy voting policy on the matter presented, we will take other reasonable steps to help assure that the votes cast are in the client’s best interests.

Our voting policies are premised on the following principles:

maximization of each investment’s return is the primary component of the Fund’s best interests;

good corporate governance will help maximize investment returns;

increasing shareholder involvement in corporate governance will help maximize investment returns;

antitakeover defenses inhibit maximization of investment returns; and

self-dealing by or conflicts of interest of company insiders are not in the Fund’s best interests.

Specifically, with regard to the commonly voted on areas shown below, we generally vote as follows:

I.  The Board of Directors

Generally, unless we find an important reason to withhold votes of an uncontested nominee we vote to elect such nominees.  However, in cases of significant votes and when information is readily available, we may also review, before making our decision, such factors as the long-term corporate performance record relative to a relevant market index or indices, the composition of the board and key board committees, the nominee’s investment in the company, director compensation or other factors.

II.  Proxy Contests

Votes in a contested election of directors are evaluated on a case-by-case basis evaluating what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met.

III.  Auditors

We generally vote in favor of the proposed auditor.

IV.  Anti-Takeover Defenses

Generally, we vote against proposals to institute anti-takeover defenses.

V.  Social and Environmental Issues

Generally, we vote against shareholder social and environmental proposals because our focus is on the economic objectives of the Fund.

VI.  Extraordinary Business Combination Transactions

Votes on mergers and or acquisitions and corporate restructuring proposals or considered on a case-by-case basis, taking into account the following:

Anticipated financial and operational benefits

Offer price (cost v. premium)

Prospects of the resulting company

VII.  Executive and Director Compensation

In general, we vote for executive and director compensation plans which reward the creation of shareholder wealth by having a relatively high payout sensitivity to increases in shareholder value.

PART C

OTHER INFORMATION

Item 23.

Exhibits.

1.

The following exhibit is filed herewith:

J.

Consent of Independent Registered Public Accounting Firm

2.

The following exhibits are incorporated by reference as noted or are not applicable:

Exhibit

Description

a

Amended and Restated Declaration of Trust. (1)

b

Amended and Restated By-Laws. (1)

c

None.

d(1)

Investment Advisory and Administration Agreement. (1)

d(2)

Amendment to Investment Advisory and Administration Agreement. (3)

e

None.

f

None.

g

Custody Agreement. (4)

h(1)

Administration Agreement. (1)

h(2)

Accounting Services Agreement. (1)

i

Opinion and consent. (2)

k

None.

l

Subscription Agreement. (2)

m

None.

p

Codes of Ethics of Fund and Investment Adviser (5)

(1)

Incorporated by reference to the corresponding exhibit to the Registration Statement.

(2)

Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(3)

Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(4)

Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 7 to the Registration Statement.

(5)

Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 8 to the Registration Statement.

Item 24.

Persons Controlled by or Under Common Control with Registrant.

The Fund and the Adviser may be deemed to be under common control of Rajendra Prasad, the Chairman of the Fund and President of the Adviser.

Item 25.

Indemnification

Reference is made to Article IV of the Registrant’s Agreement and Declaration of Trust filed as Exhibit a.  The application of these provisions is limited by Article 10 of the Registrant’s Amended and Restated By-laws filed as Exhibit b and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26.

Business and Other Connections of the Investment Adviser.

Rajendra Prasad, M.D., whose principal business address is 1310 East Ocean Blvd., Unit #1401, Long Beach, CA 90802 , is the President and sole shareholder of the Adviser as well as a Trustee, the Chief Executive Officer and the Chief Financial Officer of Prasad Series Trust.  He serves as Chief Compliance Officer for both the Adviser and the Trust.  He has been the portfolio manager of the Fund since its inception in 1998.  Dr. Prasad is also a physician who devotes approximately 20 hours per week to a part-time medical practice, primarily during hours when the New York Stock Exchange is closed for business.  Dr. Prasad is also a  trustee of the Oceanstone Fund, an open-end investment management company.

Item 27.

Principal Underwriters.

Not applicable.

Item 28.

Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.

Management Services.

Not Applicable.

Item 30.

Undertakings.

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Beach, State of California, on     July 27, 2009.

PRASAD SERIES TRUST

By:  Rajendra Prasad, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/Rajendra Prasad

Rajendra Prasad	Chairman,Treasurer and Trustee (Principal Executive Officer, Financial Officer and Accounting Officer)	July 27, 2009.

/S/Manu Hinduja

Manu Hinduja	Trustee	July 27, 2009.

/S/Ratan Lalchandani

Ratan Lalchandani	Trustee	July 27, 2009

PRASAD SERIES TRUST

POST-EFFECTIVE  AMENDMENT NO. 13-14

EXHIBIT INDEX

LIST OF EXHIBITS

1.J.

Consent of Sanville & Company dated as of July 27, 2009